Geovic acquires gold exploration permits in Whetstone Mountains, Arizona

November 5, 2010 – Denver, CO - Geovic Mining Corp. (“Geovic” or “the Company”, TSX:GMC, OTCBB:GVCM), is pleased to announce the acquisition of 71 exploration permits on a 66.5 square mile district in the northwest Whetstone Mountains of Arizona, specifically in Pima and Cochise Counties.

During a 2009-10 sampling program, Geovic discovered surface gold mineralization discontinuously along a nine-mile trend, in what appears to be a “hot-springs,” quartz-hosted, micro-fine gold deposit hosted in regional detachment faults.  Such settings tend to be excellent sites for hosting shallow, bulk-tonnage disseminated gold deposits.

The gold identified to date is recognized as a high level, low temperature gold-arsenic-antimony-mercury assemblage of near surface emplacement. The mineralization is closely associated with extensive silica flooding and veining and related clay alteration/replacement of sediments, volcanics, and older basement rocks.

The Company knows of no historic gold exploration in the area, and thus sees the opportunity to continue exploring for a material gold deposit in a virgin district.

The Company is currently surveying adjacent districts and developing an initial drilling program, expected to be initiated in 2011 upon receipt of an appropriate level of financing.

Geovic Background

Geovic is a U.S.-based corporation whose principal asset is 60.5% ownership of a significant cobalt-nickel-manganese deposit in the Republic of Cameroon, Africa. Additional Company initiatives and Project information may be found on the websites www.geovicenergy.com, www.sedar.com, and www.sec.gov. For more information, please go to www.geovic.net or contact:

Andrew C. Hoffman, CFA V.P., Investor Relations Geovic Mining Corp. Direct (720) 350-4130 Toll-Free (888) 350-4130 ahoffman@geovic.net	San Diego Torrey Hills Capital Direct (858) 456-7300 info@torreyhillscapital.com	Vanguard Shareholder Solutions Direct (604) 608-0824 Toll-Free (866) 801-0779 ir@vanguardsolutions.ca

On behalf of the Board John E. Sherborne, CEO and Director

Cautionary Note Regarding Forward Looking Statements

Statements contained in this press release that are not historical facts are forward-looking statements (within the meaning of Canadian securities legislation) that involve risks and uncertainties. Forward-looking statements include, but are not limited to, statements with respect to future exploration efforts and/or exploration potential, the timing of implementing a drilling program, and the ability to complete financing. In certain cases, forward-looking statements can be identified by the use of words such as “proposes”, “expects”, “is expected”, “scheduled”, “estimated”, “intends”, or variations of such words and phrases or statements that certain actions, events or results “will” occur. Forward-looking statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such risks and other factors include, among others, risks related to exploration activities and operations; actual results of current exploration activities; conclusions of economic evaluations; changes in project parameters as plans continue to be refined; future prices of metals; possible variations in ore reserves, grades, or recovery rates; failure of plant, equipment or processes to operate as anticipated; accidents, labor disputes, other risks of the mining industry, delays in obtaining governmental approvals or financing or in the completion of development or construction activities and other factors as described in detail in the Company’s Annual Report on Form 10-K, quarterly reports on Form 10-Q, and other filings with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities. There can be no assurance that forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements. The forward-looking statements in this press release speak only as of the date hereof. The Company does not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date hereof to reflect the occurrence of unanticipated events.